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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 3, 2005




                              TECHTEAM GLOBAL, INC.
        ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           Delaware                      0-16284               38-2774613
-------------------------------    -------------------    ----------------------
 (State or other jurisdiction          (Commission           (IRS Employer
      of incorporation)                 File No.)          Identification No.)



             27335 West 11 Mile Road
               Southfield, Michigan                               48034
--------------------------------------------------           ----------------
    (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number including area code:   (248) 357-2866


   --------------------------------------------------------------------------
          (Former name or former address if changed since last report)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01           OTHER EVENTS

                             Brahmal Vasudevan resigned from the TechTeam
                    Global, Inc. Board of Directors effective May 3, 2005 at the close of business. Mr. Vasudevan was elected by ChrysCapital II, LLC ("ChrysCapital"), the holder of the Company's Series A Senior Convertible Preferred Stock ("Preferred Stock"), which is entitled to elect one director to the Company's Board of Directors. ChrysCapital does not have plans to appoint another director. Also, on May 3, 2005, ChrysCapital converted 319,656 shares of Preferred Stock to 319,656 shares of common stock. ChrysCapital now holds 370,000 shares of Preferred Stock.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      TECHTEAM GLOBAL, INC.



                                      By           /s/ Michael A. Sosin
                                          -----------------------------------
                                          Michael A. Sosin
                                          Vice President, General Counsel and
                                          Secretary

Date:  May 4, 2005





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